Exhibit 99.2
Earnings Call Presentation 2nd Quarter 2012 July 30, 2012
Safe Harbor Statement Our disclosures in this presentation, including without limitation, those relating to future financial results guidance, and in our other public documents and comments contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Those statements provide our future expectations or forecasts and can be identified by our use of words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "outlook," and other words or phrases of similar meaning in connection with any discussion of future operating or financial performance. Forward-looking statements, by their nature, address matters that are uncertain and involve risks because they relate to events and depend on circumstances that may or may not occur in the future. As a result, our actual results may differ materially from our expected results and from those expressed in our forward-looking statements. A more detailed discussion of the risks and uncertainties that may affect our ability to achieve the projected performance is included in the "Risk Factors" and "Management's Discussion and Analysis" sections of our reports on Forms 10-K and 10-Q filed with the SEC. Forward-looking statements speak only as of the date they are made. We undertake no obligation to update any forward-looking statements beyond what is required under applicable securities law. In addition, we will be referring to non-GAAP financial measures within the meaning of SEC Regulation G. A reconciliation of the differences between these measures with the most directly comparable financial measures calculated in accordance with GAAP are included within this presentation and available on the Investor Relations page of our website at www.armstrong.com. The guidance in this presentation is only effective as of the date given, July 30, 2012, and will not be updated or affirmed unless and until we publicly announce updated or affirmed guidance. 2
All figures throughout the presentation are in $ millions unless otherwise noted. Figures may not add due to rounding. Basis of Presentation Explanation When reporting our financial results within this presentation, we make several adjustments. Management uses the non-GAAP measures below in managing the business and believes the adjustments provide meaningful comparisons of operating performance between periods. As reported results will be footnoted throughout the presentation. 3 We report in comparable dollars to remove the effects of currency translation on the P&L. The budgeted exchange rate for the current year is used for all currency translations in the current year and prior years. We remove the impact of discrete expenses and income. Examples include plant closures, restructuring actions, and other large unusual items. Taxes for normalized Net Income and EPS are calculated using a constant 40% for 2012 and 42% for 2011, which are based on the full year historical tax rate. Comparable Dollars Other Adjustments Net Sales Yes No Gross Profit Yes Yes SG&A Expense Yes Yes Equity Earnings Yes Yes Operating Income Yes Yes Net Income Yes Yes Cash Flow No No Return on Capital Yes Yes EBITDA Yes Yes What Items Are Adjusted
As reported Net Sales: $710 million in 2012 and $749 million in 2011 As reported Operating Income : $77 million in 2012 and $73 million in 2011 As reported EPS: $0.70 in 2012 and $0.64 in 2011 Key Metrics - Second Quarter 2012 2012 2011 Variance Net Sales (1) $707 $729 (3.0)% Operating Income (2) 85 82 3.1% % of Sales 12.0% 11.3% 70 bps EBITDA 110 108 1.3% % of Sales 15.5% 14.9% 60 bps Earnings Per Share (3) $0.71 $0.69 2.9% Free Cash Flow 36 50 (28.0)% Net Debt 878 542 337 4
2012 2011 V EBITDA- Adjusted $110 $108 $2 Depreciation and Amortization (25) (26) 1 Operating Income - Adjusted $85 $82 $3 Foreign Exchange Movements - 1 (1) Cost Reduction Initiatives (7) (4) (3) Accelerated Depreciation (not included above) (1) (4) 3 Restructuring - (2) 2 Operating Income - As Reported $77 $73 $4 Interest (Expense) (14) (12) (2) EBT $63 $61 $2 Tax (Expense) (21) (23) 2 Net Income $42 $38 $4 Second Quarter 2012 vs. PY- Adjusted EBITDA to Reported Net Income 5
Second Quarter Sales and EBITDA by Segment - 2012 vs. PY 6
($19) EBITDA Bridge - Second Quarter 2012 vs. Prior Year 7 $11 $8 $6 $2 $108 $110
Free Cash Flow - Second Quarter 2012 vs. Prior Year 8
As reported Net Sales: $1,378 million in 2012 and $1,434 million in 2011. As reported Operating Income: $119 million in 2012 and $125 million in 2011 As reported EPS: $1.01 in 2012 and $ 0.87 in 2011. 2012 Actual 2011 Actual Variance Net Sales (1) $1,370 $1,406 (2.5)% Operating Income (2) 142 148 (4.5)% % of Sales 10.3% 10.5% (20) bps EBITDA 192 201 (4.5)% % of Sales 14.0% 14.3% (30) bps Earnings Per Share (3) $1.19 $1.21 (1.7)% Free Cash Flow (14) 6 Unfavorable Net (Cash) Debt 878 542 337 Key Metrics - 1st Half of 2012 9
1H Sales and EBITDA by Segment - 2012 vs. 2011 10
($31) EBITDA Bridge - 1H 2012 vs. Prior Year 11 ($1)
Free Cash Flow - 1H 2012 vs. Prior Year 12
Cost Savings Program 13 Incremental Savings ($M) Expected Total Cumulative Savings $35M $150M $200M $20 $15 $65 $50 $40 Structural Manufacturing and Productivity Improvements Cumulative savings of $200 million expected from manufacturing and SG&A. Cost Out Program Evolution 2010 - program introduced with $150M goal Mid 2011 - increased to $165M Year end 2011 - increased to $185M Mid 2012 -- increased to $200M $10 SG&A Savings
2012 Estimate Range 2012 Estimate Range 2012 Estimate Range 2011 Variance Variance Variance Net Sales(1) 2,750 to 2,850 2,819 (2)% to 1% Operating Income(2) 290 to 320 272 7% to 18% EBITDA 400 to 430 377 6% to 14% Earnings Per Share(3) $2.40 to $2.70 $2.23 8% to 21% Free Cash Flow 30 to 70 170 (82)% to (59)% 2012 sales estimate figures include foreign exchange impact, 2011 as reported sales were $2,860 million As reported Operating Income: $260- $290 million in 2012 and $239 million 2011 As reported earnings per share: $2.20- $2.50 in 2012 and $1.90 in 2011 Key Metrics - Guidance 2012 14
2012 Financial Outlook $20 - $30 million increase Adjusted Gross Margin +50 to +100 bps vs. 2011 $12 million; 60% manufacturing, 40% SG&A Flat vs. 2011 $10 - $20 million. Adjusted ETR of ~40% Sales $740 - $780 million EBITDA $120 - $140 million $225 - $250 million $10 - $15 million associated with already announced actions Raw Material & Energy Inflation * Manufacturing Productivity* U.S. Pension Credit Earnings from WAVE * Cash Taxes/ETR Q3 Capital Spending* Exclusions from EBITDA* 15 * Changed from April Outlook
Appendix 16
2012 2011 V EBITDA- Adjusted $192 $201 ($9) Depreciation and Amortization (50) (53) 3 Operating Income - Adjusted $142 $148 ($6) Foreign Exchange Movements 1 2 (1) Cost Reduction Initiatives (9) (9) - Accelerated Depreciation and Impairments (not included above) (15) (9) (6) Restructuring - (7) 7 Operating Income - As Reported $119 $125 ($6) Interest (Expense) Income (25) (26) 1 EBT $94 $99 ($5) Tax (Expense) Benefit (34) (48) 14 Net Income $60 $51 $9 1H 2012 - Adjusted EBITDA to Reported Net Income 17
2012 Estimate Range 2012 Estimate Range 2012 Estimate Range Adjusted Operating Income 290 to 320 D&A 110 110 110 Adjusted EBITDA 400 to 430 Changes in Working Capital (15) to (30) Capex (225) to (250) Pension Credit (12) (12) (12) Interest Expense (50) to (55) Cash Taxes (10) to (20) Other, including cash payments for restructuring and one-time items (25) (25) (25) Free Cash Flow 30 to 70 Adjusted Operating Income to Free Cash Flow 18
Second Quarter Second Quarter Second Quarter Second Quarter Second Quarter Second Quarter Second Quarter Second Quarter Second Quarter Second Quarter 2012 Reported Comparability(1) Adjustments FX(2) Adj 2012 Adjusted 2011 Reported Comparability(1) Adjustments FX(2) Adj 2011 Adjusted 2011 Adjusted Net Sales 710 - (3) 707 749 - (20) 729 729 Operating Income 77 8 - 85 73 10 (1) 82 82 EPS $0.70 $0.01 $- $0.71 $0.64 $0.06 ($ 0.01) $0.69 $0.69 YTD YTD YTD YTD YTD YTD YTD YTD YTD YTD 2012 Reported Comparability(1) Adjustments FX(2) Adj 2012 Adjusted 2011 Reported Comparability(1) Adjustments FX(2) Adj FX(2) Adj 2011 Adjusted Net Sales 1,378 - (8) 1,370 1,434 - (28) (28) 1,406 Operating Income 119 24 (1) 142 125 25 (2) (2) 148 EPS $1.01 $0.19 ($0.01) $1.19 $0.87 $0.36 ($0.02) ($0.02) $1.21 See earnings press release and 10-Q for additional detail on comparability adjustments Eliminates impact of foreign exchange movements Consolidated Results 19
Eliminates impact of foreign exchange movements and non-recurring items; see earnings press release and 10-Q for additional detail. Second Quarter Second Quarter Second Quarter Second Quarter Second Quarter Second Quarter Second Quarter 2012 Reported Comparability(1) Adjustments 2012 Adjusted 2011 Reported Comparability(1) Adjustments 2011 Adjusted Building Products 54 7 61 57 4 61 Resilient Flooring 22 - 22 11 6 17 Wood Flooring 14 - 14 13 - 13 Cabinets (1) - (1) 1 - 1 Unallocated Corporate (Expense) Income (12) 1 (11) (10) - (10) YTD YTD YTD YTD YTD YTD YTD 2012 Reported Comparability(1) Adjustments 2012 Adjusted 2011 Reported Comparability(1) Adjustments 2011 Adjusted Building Products 97 22 119 119 10 129 Resilient Flooring 33 1 34 10 14 24 Wood Flooring 16 - 16 17 (1) 16 Cabinets (2) - (2) - - - Unallocated Corporate (Expense) Income (25) - (25) (21) - (21) Segment Operating Income (Loss) 20 Eliminates impact of foreign exchange movements and non-recurring items; see earnings press release and 10-Q for additional detail.
Second Quarter Second Quarter YTD YTD ($ millions) 2012 2011 2012 2011 Net cash from operations 63 68 30 32 Net cash (used for) investing (27) (15) (42) (23) Add back (subtract) adjustments to reconcile to free cash flow Restricted cash - (3) (2) (3) Free Cash Flow 36 50 (14) 6 Cash Flow 21